UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—February 19, 2024
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 6.125% Senior Notes due 2028 (and the related guarantee of Registrant)		AGO/28	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d)
On February 19, 2024, the Board of Directors of Assured Guaranty Ltd. (AGL) increased the size of AGL’s Board from 11 to 12 members and appointed Mark C. Batten as a director of AGL, to hold office until the 2024 annual general meeting of shareholders of AGL. Mr. Batten was appointed to each of the Audit Committee, the Finance Committee and the Risk Oversight Committee of the Board of Directors.

For the term ending at the 2024 annual general meeting of shareholders of AGL Mr. Batten will receive one half of the annual director retainer and committee fees payable to AGL’s independent directors, consisting of cash and stock (valued based on the average closing price on the New York Stock Exchange of a common share of AGL over the 40 consecutive trading days ending on February 21, 2024, the date of grant). The compensation payable to AGL’s independent directors is further described in the “Director Compensation Summary” filed as Exhibit 10.7 to AGL’s Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2023. Mr. Batten has also entered into an indemnification agreement with AGL in the form of the officer and director indemnification agreement filed as Exhibit 10.8 to AGL’s Quarterly Report on form 10-Q for the Quarterly Period Ended March 31, 2022.

There are no transactions in which Mr. Batten has an interest requiring disclosure under Item 404(a) of Regulation S-K, except that Mr. Batten serves as a non-executive director of AGL's U.K. insurance subsidiary, Assured Guaranty UK Limited, for which he received annual director fees of £126,250 for the year ended December 31, 2023 (which was approximately $160,729 as of December 31, 2023).

Item 9.01	Financial Statements and Exhibits. (d) Exhibits

Exhibit Number	Description
99.1	Press Release of Assured Guaranty Ltd., dated February 20, 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ LING CHOW
Name: Ling Chow Title: General Counsel
DATE: February 22, 2024

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